                                                                    Exhibit 99.1


   Student Loan Finance Corporation

   Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
    Section 21 of the Servicing Agreement (Unaudited)

   Education Loans Incorporated - 2004-1 Indenture
   Student Loan Asset-Backed Notes
   Series 2004-1
   Report for the Month Ended February 29, 2004

I. Noteholder Information

A. Identification of Notes

   Series    Description                                 Cusip #         Due Date
   ---------------------------------------------------------------------------------------
   2004-A1   Senior Auction Rate Notes.................. 280907BF2...... December.1,.2036
   2004-A2   Senior Auction Rate Notes.................. 280907BG0...... December.1,.2036
   2004-A3   Senior Auction Rate Notes.................. 280907BH8...... December.1,.2036
   2004-A4   Senior Auction Rate Notes.................. 280907BJ4...... December.1,.2036
   2004-A5   Senior Auction Rate Notes.................. 280907BK1...... December.1,.2036
   2004-B1   Subordinate Auction Rate Notes............. 280907BL9...... December.1,.2036

B. Notification of Redemption Call of Notes

   Series 2004-1:
     None

C. Principal Outstanding - February, 2004

                       Principal         Principal        Principal         Principal
                    Outstanding,          Borrowed         Payments      Outstanding,
   Series         Start of Month      During Month     During Month      End of Month
   -----------------------------------------------------------------------------------
   Series 2004-1:
     2004-A1               $0.00    $83,900,000.00            $0.00    $83,900,000.00
     2004-A2                0.00    $83,900,000.00             0.00    $83,900,000.00
     2004-A3                0.00    $83,900,000.00             0.00    $83,900,000.00
     2004-A4                0.00    $83,900,000.00             0.00    $83,900,000.00
     2004-A5                0.00    $83,900,000.00             0.00    $83,900,000.00
     2004-B1                0.00    $42,500,000.00             0.00    $42,500,000.00
               -----------------------------------------------------------------------
     Total                  0.00    462,000,000.00             0.00    462,000,000.00
               -----------------------------------------------------------------------

D. Accrued Interest Outstanding - February, 2004

                  Accrued Interest          Interest          Interest      Accrued Interest         Interest
                      Outstanding,           Accrued          Payments          Outstanding,       Rate As Of
   Series           Start of Month      During Month      During Month          End of Month     End Of Month
   -----------------------------------------------------------------------------------------------------------
   Series 2004-1:
     2004-A1                 $0.00        $50,037.03             $0.00            $50,037.03         1.13000%
     2004-A2                  0.00         50,479.83              0.00             50,479.83         1.14000%
     2004-A3                  0.00         50,479.83              0.00             50,479.83         1.14000%
     2004-A4                  0.00         50,922.64              0.00             50,922.64         1.15000%
     2004-A5                  0.00         50,922.64              0.00             50,922.64         1.15000%
     2004-B1                  0.00         30,281.25              0.00             30,281.25         1.35000%
               ------------------------------------------------------------------------------
     Total                    0.00        283,123.22              0.00            283,123.22
               ==============================================================================

E.  Net Loan Rates for Next Interest Period

                    Interest Period
    Series            Starting Date       Net Loan Rate
    ----------------------------------------------------
    Series 2004-1:
      2004-A1             30-Mar-04                 N/A
      2004-A2             06-Apr-04                 N/A
      2004-A3             07-Apr-04                 N/A
      2004-A4             14-Apr-04                 N/A
      2004-A5             21-Apr-04                 N/A
      2004-B1             16-Apr-04                 N/A

F.  Noteholders' Carry-Over Amounts - February, 2004

                       Carry-Over                                             Carry-Over
                         Amounts,         Additions           Payments          Amounts,
    Series         Start of Month      During Month       During Month      End of Month
    -------------------------------------------------------------------------------------
    Series 2004-1:
      2004-A1               $0.00             $0.00              $0.00             $0.00
      2004-A2                0.00              0.00               0.00              0.00
      2004-A3                0.00              0.00               0.00              0.00
      2004-A4                0.00              0.00               0.00              0.00
      2004-A5                0.00              0.00               0.00              0.00
      2004-B1                0.00              0.00               0.00              0.00
                -------------------------------------------------------------------------
      Total                  0.00              0.00               0.00              0.00
                =========================================================================

G.  Noteholders' Accrued Interest on Carry-Over Amounts - February, 2004

                           Accrued           Interest          Interest            Accrued
                         Interest,            Accrued          Payments          Interest,
    Series          Start of Month       During Month      During Month       End of Month
    ---------------------------------------------------------------------------------------
    Series 2004-1:
      2004-A1                $0.00              $0.00             $0.00              $0.00
      2004-A2                 0.00               0.00              0.00               0.00
      2004-A3                 0.00               0.00              0.00               0.00
      2004-A4                 0.00               0.00              0.00               0.00
      2004-A5                 0.00               0.00              0.00               0.00
      2004-B1                 0.00               0.00              0.00               0.00
                ---------------------------------------------------------------------------
      Total                   0.00               0.00              0.00               0.00
                ===========================================================================

II. Fund Information

A.  Reserve Funds - February, 2004

                                                                           Amount
                                                                       -------------
    Balance, Start of Month .......................................... $        0.00
    Additions During Month (From Issuance of Notes) ..................  6,930,000.00
    Less Withdrawals During Month ....................................          0.00
                                                                       -------------
    Balance, End of Month ............................................ $6,930,000.00
                                                                       =============

B.  Capitalized Interest Accounts - February, 2004

                                                                           Amount
                                                                        ------------
    Balance, Start of Month ........................................... $      0.00
    Additions During Month (From Issuance of Notes) ...................  925,048.00
    Less Withdrawals During Month .....................................        0.00
                                                                        ------------
    Balance, End of Month .............................................  $925,048.00
                                                                        ============

C.   Acquisition Accounts - February, 2004

                                                                                        Amount
                                                                                  ------------------
     Balance, Start of Month ....................................................  $           0.00
     Additions During Month:
       Acquisition Funds from Note Issuance .....................................    451,613,152.00
       Recycling from Surplus Funds .............................................              0.00
     Less Withdrawals for Initial Purchase of Eligible Loans:
       Principal Acquired .......................................................   (407,852,601.82)
       Accrued Income ...........................................................     (5,837,692.89)
       Premiums and Related Acquisition Costs ...................................     (7,263,823.00)
     Less Withdrawals for Eligible Loans:
       Total Principal Acquired .................................................     (3,980,457.05)
       Accrued Interest Acquired ................................................              0.00
       Origination Fees Charged .................................................          1,197.90
       Premiums and Related Acquisition Costs ...................................        (88,092.69)
                                                                                  ------------------
       Net Costs of Loans Acquired ..............................................     (4,067,351.84)
                                                                                  ------------------
     Balance, End of Month ......................................................  $  26,591,682.45
                                                                                  ==================

D.   Alternative Loan Guarantee Accounts - February, 2004

                                                                                        Amount
                                                                                  ------------------
     Balance, Start of Month ....................................................  $           0.00
     Additions During Month (Initial Purchase of Student Loans) .................      1,932,925.76
     Guarantee Fees Received (Refunded) During Month ............................              0.00
     Interest Received During Month .............................................              0.00
     Other Additions (Transfers) During Month ...................................              0.00
     Less Withdrawals During Month for Default Payments .........................              0.00
                                                                                  ------------------
     Balance, End of Month ......................................................  $   1,932,925.76
                                                                                  ==================

E.   Revenue Fund Income Accounts - February, 2004

                                                                                        Amount
                                                                                  ------------------
     Balance, Start of Month ....................................................  $           0.00
     Student Loan Collections ...................................................      4,257,433.70
     Investment Earnings Received ...............................................              0.00
     Government Interest and Special Allowance Received .........................              0.00
     Sweep of Student Loan Collections From Prior Month .........................              0.00
                                                                                  ------------------
     Balance, End of Month ......................................................  $   4,257,433.70
                                                                                  ==================

F.   Surplus Accounts - February, 2004

                                                                                        Amount
                                                                                  ------------------
     Balance, Start of Month ....................................................  $           0.00
     Transfers In ...............................................................              0.00
     Transfers Out ..............................................................              0.00
     Other Changes During Month .................................................              0.00
                                                                                  ------------------
     Balance, End of Month ......................................................  $           0.00
                                                                                  ==================

III. Student Loan Information

A.   Student Loan Principal Outstanding - February, 2004

                                                                                        Amount
                                                                                  ------------------
     Balance, Start of Month ....................................................  $           0.00
     Initial Purchase of Eligible Loans .........................................              0.00
     Loans Purchased / Originated ...............................................    411,833,058.87
     Capitalized Interest .......................................................        226,531.03
     Less Principal Payments Received ...........................................     (6,398,414.61)
     Less Defaulted Alternative Loans Transferred ...............................              0.00
     Less Sale of Loans .........................................................              0.00
     Other Increases (Decreases) ................................................        (31,984.42)
                                                                                  ------------------
     Balance, End of Month ........................................................$ 405,629,190.87
                                                                                   =================

B. Composition of Student Loan Portfolio as of February 29, 2004

                                                                               Amount
                                                                         -------------------
   Aggregate Outstanding Principal Balance ..............................  $405,629,190.87
   Number of Borrowers ..................................................           64,187
   Average Outstanding Principal Balance Per Borrower ...................  $         6,319
   Number of Loans (Promissory Notes) ...................................          124,294
   Average Outstanding Principal Balance Per Loan .......................  $         3,263
   Weighted Average Interest Rate .......................................             3.47%

C. Distribution of Student Loan Portfolio by Loan Type as of February 29, 2004

                                                                Outstanding
                                                                  Principal
   Loan Type                                                        Balance         Percent
   -----------------------------------------------------------------------------------------
   Stafford - Subsidized .................................  $154,541,767.93           38.1%
   Stafford - Unsubsidized ...............................   130,352,802.23           32.1%
   Stafford - Nonsubsidized ..............................         1,582.32            0.0%
   PLUS ..................................................    23,422,546.77            5.8%
   SLS ...................................................         5,425.46            0.0%
   Consolidation .........................................    51,985,181.16           12.8%
   Alternative ...........................................    45,319,885.00           11.2%
                                                          ----------------------------------
   Total .................................................  $405,629,190.87          100.0%
                                                          ==================================

D. Distribution of Student Loan Portfolio by Interest Rate as of February 29,
   2004

                                                                Outstanding
                                                                  Principal
   Interest Rate                                                    Balance         Percent
   -----------------------------------------------------------------------------------------
   Less Than 3.00% .......................................  $180,729,789.42           44.6%
   3.00% to 3.49% ........................................  $142,349,436.87           35.1%
   3.50% to 3.99% ........................................  $ 22,693,698.05            5.6%
   4.00% to 4.49% ........................................  $ 35,633,046.70            8.8%
   4.50% to 4.99% ........................................  $  1,720,743.37            0.4%
   5.00% to 5.49% ........................................  $ 15,477,256.02            3.8%
   5.50% to 5.99% ........................................  $    404,467.92            0.1%
   6.00% to 6.49% ........................................  $  2,678,858.41            0.7%
   6.50% to 6.99% ........................................  $    330,488.99            0.1%
   7.00% to 7.49% ........................................  $  2,412,926.92            0.6%
   7.50% to 7.99% ........................................  $     76,684.89            0.0%
   8.00% to 8.49% ........................................  $    319,453.21            0.1%
   8.50% or Greater ......................................  $    802,340.10            0.2%
                                                          ----------------------------------
   Total .................................................  $405,629,190.87          100.0%
                                                          ==================================

E. Distribution of Student Loan Portfolio by Borrower Payment Status as of February 29, 2004

                                                                Outstanding
                                                                  Principal
   Borrower Payment Status                                          Balance         Percent
   -----------------------------------------------------------------------------------------
   School ................................................  $154,713,258.07           38.1%
   Grace .................................................    32,149,103.96            7.9%
   Repayment .............................................   173,475,000.96           42.8%
   Deferment .............................................    35,457,314.13            8.7%
   Forbearance ...........................................     9,834,513.75            2.4%
                                                          ----------------------------------
   Total .................................................  $405,629,190.87          100.0%
                                                          ==================================

F. Distribution of Student Loan Portfolio by Delinquency Status as of February 29, 2004

                                                                Percent by Outstanding Balance
                                                          ------------------------------------
                                              Outstanding         Excluding
                                                Principal      School/Grace      All Loans in
   Delinquency Status                             Balance      Status Loans         Portfolio
   -------------------------------------------------------------------------------------------
   31 to 60 Days ........................  $10,186,329.27              4.7%              2.5%
   61 to 90 Days ........................   11,976,493.20              5.5%              3.0%
   91 to 120 Days .......................    3,004,818.11              1.4%              0.7%
   121 to 180 Days ......................    2,891,189.67              1.3%              0.7%
   181 to 270 Days ......................    1,148,046.54              0.5%              0.3%
   Over 270 Days ........................      215,969.33              0.1%              0.1%
   Claims Filed, Not Yet Paid ...........      289,993.65              0.1%              0.1%
                                         -----------------------------------------------------
   Total ................................  $29,712,839.77             13.6%              7.3%
                                         =====================================================

G. Distribution of Student Loan Portfolio by Guarantee Status as of February 29, 2004

                                                               Outstanding
                                                                 Principal
   Guarantee Status                                                Balance            Percent
   -------------------------------------------------------------------------------------------
   FFELP Loan Guaranteed 100% ...........................  $    112,928.91               0.0%
   FFELP Loan Guaranteed 98% ............................   360,196,376.96              88.8%
   Alternative Loans Non-Guaranteed .....................    45,319,885.00              11.2%
                                                         -------------------------------------
   Total ................................................  $405,629,190.87             100.0%
                                                         =====================================

H. Distribution of Student Loan Portfolio by Guarantee Agency as of February 29, 2004

                                                               Outstanding
                                                                 Principal
   Guarantee Agency                                                Balance            Percent
   -------------------------------------------------------------------------------------------
   Education Assistance Corporation .....................  $250,616,351.36              61.8%
   Great Lakes Higher Education Corporation .............    70,046,975.99              17.3%
   California Student Aid Commission ....................             0.00               0.0%
   Student Loans of North Dakota ........................     4,401,105.92               1.1%
   Texas GSLC ...........................................             0.00               0.0%
   Pennsylvania Higher Education Assistance
    Agency ..............................................        32,364.26               0.0%
   United Student Aid Funds, Inc ........................     1,887,179.73               0.5%
   Other Guarantee Agencies .............................    33,325,328.61               8.2%
   Alternative Loans Non-Guaranteed .....................    45,319,885.00              11.2%
                                                         -------------------------------------
   Total.................................................  $405,629,190.87             100.0%
                                                         =====================================

I. Fees and Expenses Accrued For / Through February, 2004

                                                                For The 2
                                                             Months Ended
                                       February, 2004       Feb. 29, 2004
                                     -------------------------------------
   Servicing Fees ...................     $199,558.55         $199,558.55
   Treas Mgmt / Lockbox Fees ........            0.00                0.00
   Indenture Trustee Fees ...........            0.00                0.00
   Broker / Dealer Fees .............            0.00                0.00
   Auction Agent Fees ...............        3,657.51            3,928.76
   Other Permitted Expenses .........            0.00                0.00
                                     -------------------------------------
   Total ............................     $203,216.06.        $203,487.31
                                     =====================================

J. Ratio of Assets to Liabilities as of February 29, 2004

                                                                    Amount
                                                             -------------------
   Total Indenture Assets ..................................   $463,302,556.64
   Total Indenture Liabilities .............................    462,500,499.41
                                                             -------------------
   Ratio ...................................................            100.17%
                                                             ===================

K. Senior and Subordinate Percentages as of February 29, 2004

                                                                    Amount
                                                             -------------------

   Aggregate Values.........................................   $463,302,556.64
                                                             ===================
   Senior Notes Outstanding Plus Accrued Interest...........    419,752,841.93
                                                             ===================
   All Notes Outstanding Plus Accrued Interest..............    462,283,123.18
                                                             ===================
   Dividend Prerequisites:
     Senior Percentage (Requirement = 112%).................            110.38%
                                                             ===================
     Subordinate Percentage (Requirement = 102%)............            100.22%
                                                             ===================
     Available for Dividend - Excess (Shortage)
      Over Dividend Prerequisites...........................   $ (8,226,229.00)
                                                             ===================